Exhibit 99.1

LENDER PRESENTATION NOVEMBER 2017

CAUTION REGARDING FORWARD - LOOKING STATEMENTS THIS COMMUNICATION MAY CONTAIN CERTAIN FORWARD - LOOKING STATEMENTS, INCLUDING CERTAIN PLANS, EXPECTATIONS, GOALS, PROJECTIONS, AND STATEMENTS ABOUT LIONSGATE AND ITS BUSINESS, AND OTHER STATEMENTS THAT ARE NOT HISTORICAL FACTS . SUCH STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS, AND UNCERTAINTIES . STATEMENTS THAT DO NOT DESCRIBE HISTORICAL OR CURRENT FACTS, INCLUDING STATEMENTS ABOUT BELIEFS AND EXPECTATIONS, ARE FORWARD - LOOKING STATEMENTS . FORWARD - LOOKING STATEMENTS MAY BE IDENTIFIED BY WORDS SUCH AS “EXPECT”, “ANTICIPATE”, “BELIEVE”, “INTEND”, “ESTIMATE”, “PLAN”, “TARGET”, “GOAL”, OR SIMILAR EXPRESSIONS, OR FUTURE OR CONDITIONAL VERBS SUCH AS “WILL”, “MAY”, “MIGHT”, “SHOULD”, “WOULD”, “COULD”, OR SIMILAR VARIATIONS . THE FORWARD - LOOKING STATEMENTS ARE INTENDED TO BE SUBJECT TO THE SAFE HARBOR PROVIDED BY SECTION 27 A OF THE SECURITIES ACT OF 1933 , SECTION 21 E OF THE SECURITIES EXCHANGE ACT OF 1934 , AND THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 . WHILE THERE IS NO ASSURANCE THAT ANY LIST OF RISKS AND UNCERTAINTIES OR RISK FACTORS IS COMPLETE, BELOW ARE CERTAIN FACTORS WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED OR IMPLIED IN THE FORWARD - LOOKING STATEMENTS INCLUDING : THE SUBSTANTIAL INVESTMENT OF CAPITAL REQUIRED TO PRODUCE AND MARKET FILMS AND TELEVISION SERIES ; INCREASED COSTS FOR PRODUCING AND MARKETING FEATURE FILMS AND TELEVISION SERIES ; BUDGET OVERRUNS, LIMITATIONS IMPOSED BY OUR CREDIT FACILITIES AND NOTES ; UNPREDICTABILITY OF THE COMMERCIAL SUCCESS OF OUR MOTION PICTURES AND TELEVISION PROGRAMMING ; RISKS RELATED TO OUR ACQUISITION AND INTEGRATION OF ACQUIRED BUSINESSES ; THE EFFECTS OF DISPOSITIONS OF BUSINESSES OR ASSETS, INCLUDING INDIVIDUAL FILMS OR LIBRARIES ; THE COST OF DEFENDING OUR INTELLECTUAL PROPERTY ; TECHNOLOGICAL CHANGES AND OTHER TRENDS AFFECTING THE ENTERTAINMENT INDUSTRY ; LITIGATION RELATING TO THE ACQUISITION OF STARZ ; AND OTHER FACTORS THAT MAY AFFECT FUTURE RESULTS OF LIONSGATE AND ITS SUBSIDIARIES ALL FORWARD - LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE AND ARE BASED ON INFORMATION AVAILABLE AT THAT TIME . LIONSGATE DOES NOT ASSUME ANY OBLIGATION TO UPDATE FORWARD - LOOKING STATEMENTS TO REFLECT CIRCUMSTANCES OR EVENTS THAT OCCUR AFTER THE DATE THE FORWARD - LOOKING STATEMENTS WERE MADE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS EXCEPT AS REQUIRED BY FEDERAL SECURITIES LAWS . AS FORWARD - LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES, CAUTION SHOULD BE EXERCISED AGAINST PLACING UNDUE RELIANCE ON SUCH STATEMENTS . SPECIAL NOTICE REGARDING MATERIAL NON PUBLIC INFORMATION THIS PRESENTATION MAY CONTAIN MATERIAL NON PUBLIC INFORMATION CONCERNING LIONSGATE, ITS SUBSIDIARIES, AFFILIATES OR ITS SECURITIES . BY ACCEPTING THIS PRESENTATION, THE RECIPIENT AGREES, WITH RESPECT TO ANY SUCH INFORMATION, THAT IT WILL NOT TRADE IN THE SECURITIES OF LIONSGATE AND ITS SUBSIDIARIES, OR AFFILIATES OR EFFECT OTHER SECURITIES TRANSACTIONS TO WHICH SUCH INFORMATION MAY BE RELEVANT, UNTIL SUCH TIME AS THE INFORMATION IS MADE GENERALLY AVAILABLE OR IS NO LONGER RELEVANT . THE RECIPIENT AGREES THAT THIS RESTRICTION WILL APPLY TO ITS ENTIRE FIRM OTHER THAN ANY PERSONNEL WHO ARE PERMITTED TO TRADE BY SUCH RECIPIENT’S LEGAL OR COMPLIANCE DEPARTMENT DUE TO THE EXISTENCE OF INFORMATION BARRIERS THAT RESTRICT THE RECIPIENT’S FIRM FROM TRADING SECURITIES ON THE BASIS OF MATERIAL NON - PUBLIC INFORMATION . USE OF TRADEMARKS AND TRADENAMES THIS PRESENTATION CONTAINS REFERENCES TO THE TRADEMARKS OF LIONSGATE AND TO TRADEMARKS BELONGING TO OTHER ENTITIES . SOLELY FOR CONVENIENCE, TRADEMARKS AND TRADE NAMES REFERRED TO IN THIS REPORT, INCLUDING LOGOS, ARTWORK AND OTHER VISUAL DISPLAYS, MAY APPEAR WITHOUT THE ® OR TM SYMBOLS, BUT SUCH REFERENCES ARE NOT INTENDED TO INDICATE, IN ANY WAY, THAT LIONSGATE WILL NOT ASSERT, TO THE FULLEST EXTENT UNDER APPLICABLE LAW, ITS RIGHTS OR THE RIGHTS OF THE APPLICABLE LICENSOR TO THESE TRADEMARKS AND TRADE NAMES . LIONSGATE DOES NOT INTEND ITS USE OR DISPLAY OF OTHER COMPANIES’ TRADE NAMES OR TRADEMARKS TO IMPLY A RELATIONSHIP WITH, OR ENDORSEMENT OR SPONSORSHIP OF LIONSGATE BY ANY OTHER COMPANY . NON - GAAP FINANCIAL MEASURES THIS PRESENTATION INCLUDES CERTAIN FINANCIAL MEASURES NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) INCLUDING, BUT NOT LIMITED TO, ADJUSTED OIBDA AND CERTAIN RATIOS AND OTHER METRICS DERIVED THEREFROM . THESE NON - GAAP FINANCIAL MEASURES ARE NOT MEASURES OF FINANCIAL PERFORMANCE IN ACCORDANCE WITH GAAP AND MAY EXCLUDE ITEMS THAT ARE SIGNIFICANT IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL RESULTS . THEREFORE, THESE MEASURES SHOULD NOT BE CONSIDERED IN ISOLATION OR AS AN ALTERNATIVE TO NET INCOME, CASH FLOWS FROM OPERATIONS OR OTHER MEASURES OF PROFITABILITY, LIQUIDITY OR PERFORMANCE UNDER GAAP . YOU SHOULD BE AWARE THAT THE PRESENTATION OF THESE MEASURES MAY NOT BE COMPARABLE TO SIMILARLY - TITLED MEASURES USED BY OTHER COMPANIES . DISCLAIMER 2

3 Presenters I. TRANSACTION OVERVIEW II. BUSINESS OVERVIEW III. FINANCIAL OVERVIEW IV. Q&A PRESENTERS & AGENDA MICHAEL BURNS • VICE CHAIRMAN, LIONSGATE JIMMY BARGE • CHIEF FINANCIAL OFFICER, LIONSGATE

TRANSACTION SUMMARY • LIONSGATE IS A PREMIER GLOBAL CONTENT LEADER WITH A DIVERSIFIED PRESENCE IN C ONTENT PRODUCTION AND DISTRIBUTION AT SCALE • THE COMPANY IS SEEKING TO REPRICE ITS EXISTING TERM LOAN B TO L + 225 – 250 BPS FROM AN EXISTING MARGIN OF L + 300 BPS • PRO FORMA FOR THE TRANSACTION, LIONSGATE WILL HAVE SECURED LEVERAGE OF 2.7X AND TOTAL LEVERAGE OF 3.5X BASED OFF LTM 9/30/2017 COVENANT EBITDA OF $724M • COMMITMENTS FROM LENDERS DUE NOVEMBER 20 TH 4

1 Sources and uses do not include related transaction fees and expenses 2 Cash netting capped at $200mm for covenant calculation purposes 3 Excludes production loans 4 Excludes production loans and is net of cash and cash equivalents ILLUSTRATIVE CASH SOURCES & USES (09/30/17, $M) 1 SOURCES & USES AND PRO FORMA CAPITALIZATION 5 SOURCES REPRICED TERM LOAN B $ 925 TOTAL SOURCES $ 925 USES EXISTING TERM LOAN B $ 925 TOTAL USES $ 925 PRO FORMA CAPITALIZATION (09/30/17, $M) MATURITY AMOUNT xADJ. COV. EBITDA 3 CASH AND CASH EQUIVALENTS² $ 226 $1,000 REVOLVER DEC - 21 – TERM LOAN A DEC - 21 963 TERM LOAN B DEC - 23 925 CAPITAL LEASE OBLIGATIONS 54 TOTAL SECURED DEBT $ 1,941 2.7x 5.875% SENIOR UNSECURED NOTES NOV - 24 520 CONVERTIBLE SENIOR SUBORDINATED NOTES APR - 18 60 TOTAL DEBT 3 $ 2,521 3.5X NET DEBT 4 $ 2,295 3.2X PRO FORMA ADJUSTED COVENANT EBITDA $ 724

SUMMARY OF KEY TERMS AND CONDITIONS – TERM LOAN B

BORROWER	• LIONS GATE ENTERTAINMENT CORP.
FACILITY	• TERM LOAN B
PRICING	• L + 225 – 250 BPS / 0.75% FLOOR
SECURITY	• SAME AS EXISTING. FIRST PRIORITY SECURITY INTEREST IN SUBSTANTIALLY ALL TANGIBLE AND INTANGIBLE ASSETS OF THE BORROWER AND THE GUARANTORS, SUBJECT TO CERTAIN CUSTOMARY EXCEPTIONS (SHARED PARI PASSU WITH REVOLVING CREDIT FACILITY AND TERM LOAN A)
GUARANTORS	• SAME AS EXISTING. SUBSTANTIALLY ALL OF THE BORROWER'S EXISTING SUBSIDIARIES ORGANIZED IN THE UNITED STATES, CANADA, THE UNITED KINGDOM AND LUXEMBOURG, AND SUBSTANTIALLY ALL OF THE BORROWER'S FUTURE SUBSIDIARIES ORGANIZED IN THE UNITED STATES, CANADA AND, IN ITS DISCRETION, CERTAIN OTHER FOREIGN JURISDICTIONS, SUBJECT IN EACH CASE TO CERTAIN EXCEPTIONS
RATINGS	• CORPORATE: BA3 / B+ • SECURED: BA2 / BB-
MATURITY	• DECEMBER 2023
AMORTIZATION	• SAME AS EXISTING TERM LOAN B (I.E. GIVING EFFECT TO ALL REDUCTIONS DUE TO PREVIOUSLY MADE VOLUNTARY PREPAYMENTS)
CALL PROTECTION	• 101 SOFT CALL FOR 6 MONTHS
USE OF PROCEEDS	• REPRICE EXISTING TLB
INCREMENTAL	• SAME AS EXISTING • (I) $500M PLUS (II) AN AMOUNT SUCH THAT PRO FORMA NET FIRST LIEN LEVERAGE RATIO EQUAL TO 4.5X (SHARED WITH PRO RATA FACILITIES) • 50 BPS MFN
NEGATIVE COVENANTS	• SAME AS EXISTING. USUAL AND CUSTOMARY FOR TRANSACTIONS OF THIS TYPE, INCLUDING BUT NOT LIMITED TO: LIMITATIONS ON INDEBTEDNESS LIMITATIONS ON RESTRICTED PAYMENTS LIMITATIONS ON LIENS LIMITATIONS ON MERGERS AND CONSOLIDATIONS LIMITATIONS ON SALES OF ASSETS LIMITATIONS ON TRANSACTIONS WITH AFFILIATES
ADMIN AGENT	• J.P. MORGAN

6
LIONSGATE

TRANSACTION TIMELINE DATE KEY TRANSACTION DATES NOVEMBER 14 • LENDER CONFERENCE CALL NOVEMBER 20 • COMMITMENTS DUE FROM LENDERS DECEMBER 8 • CLOSE AND FUND 7 NOVEMBER 2017 DECEMBER 2017 M T W T F M T W T F 1 2 3 1 6 7 8 9 10 4 5 6 7 8 13 14 15 16 17 11 12 13 14 15 20 21 22 23 24 18 19 20 21 22 27 28 29 30 25 26 27 28 29 KEY DATE HOLIDAY

• DIVERSIFIED MEDIA COMPANY OF SCALE • PLATFORM - AGNOSTIC GLOBAL CONTENT - DRIVEN COMPANY • RISK MITIGATED APPROACH TO NEW FILM AND TV PRODUCTION • STABLE SOURCES OF RECURRING SUBSCRIPTION REVENUE • ACHIEVED SIGNIFICANT OPERATING SYNERGIES AND TAX BENEFITS • STRONG DELEVERAGING PROFILE ACHIEVED THROUGH SUBSTANTIAL CASH FLOW GENERATION AND NON - CORE ASSETS SALE KEY CREDIT HIGHLIGHTS 8

A DIVERSIFIED, LEADING CONTENT COMPANY OF SCALE $4.3B IN REVENUE 1 1 Pro Forma as of LTM September 30 , 2017 2 Company data, through September 30, 2017 KEY STATISTICS NEARLY $10B IN GLOBAL BOX OFFICE OVER PAST 5 YEARS NEARLY 90 SHOWS ON OVER 40 U.S. NETWORKS $ 1.5 - 2.0B IN ANNUAL CONTENT INVESTMENT LIBRARY OF 16,000+ FILM TITLES & TV EPISODES LEADING PAY TV NETWORK WITH 24.5M SUBS 2 (INCLUDING OVER 2M OTT SUBS) 2 9 TV Production $0.8BN Motion Picture $2.0BN Media Networks $1.5BN

• 40 – 50 THEATRICAL RELEASES (12 - 18 WIDE RELEASES & 20+ PLATFORM FILMS) ANNUALLY ACROSS MULTIPLE LABELS • 13 OUTPUT DEALS COVERING MOST MAJOR TERRITORIES • DIRECT DISTRIBUTION PRESENCE IN THE U.S. & THE U.K. • ONE OF LARGEST INDEPENDENT TV PRODUCTION COMPANIES • NEARLY 90 SHOWS ON OVER 40 U.S. NETWORKS • 16,000+ TITLE FILM & TV LIBRARY • GLOBAL LICENSING OPERATIONS WITH OFFICES IN NEW YORK, LOS ANGELE S, LONDON, HONG KONG & BEIJING • EXPANDING IP MONETIZATION INTO LOCATION - BASED ENTERTAINMENT, VIDEO GAMES & CONSUMER PRODUCTS • SELECT STRATEGIC INVESTMENTS • 24.5M STARZ SUBSCRIBERS • 30 CHANNELS IN 33 COUNTRIES • GROWING DIGITAL OFFERINGS INTEGRATED PORTFOLIO OF CONTENT BUSINESSES MOTION PICTURE TV AND DIGITAL PRODUCTION MEDIA NETWORKS LIBRARY DISTRIBUTION CONSUMER - FACING BUSINESSES & INVESTMENTS 10 Source: Company data, through September 30, 2017

A WORLD CLASS FILM BUSINESS NEARLY $10 BILLION AT THE GLOBAL BOX OFFICE OVER THE PAST 5 YEARS 40 – 50 THEATRICAL RELEASES PER YEAR, INCLUDING 12 – 18 WIDE RELEASE FILMS 116 ACADEMY AWARD® NOMINATIONS AND 20 WINS 11

PLATFORM THEATRICALS AND MANAGED BRANDS PLATFORM THEATRICALS MANAGED BRANDS AND CONTENT BRANDS 12 DISTRIBUTED CONTENT

RISK MITIGATED APPROACH TO FILM PRODUCTION 13 AT - RISK PRODUCTION CAPITAL • INTERNATIONAL LICENSING COVERS A SUBSTANTIAL PORTION OF PRODUCTION COSTS • STRATEGICALLY FILM IN SPECIFIC LOCATIONS TO MAXIMIZE TAX CREDITS • OPPORTUNISTICALLY SEEK CO - FINANCIERS TAX CREDITS CO - FINANCING INTERNATIONAL LICENSING PRODUCTION COST

LIONSGATE TELEVISION UNIVERSE UNSCRIPTED SYNDICATED LEADING INDEPENDENT SUPPLIER OF PREMIUM CONTENT TO STREAMING, CA BLE AND BROADCAST PLATFORMS NEARLY 90 SHOWS ON 40 NETWORKS 29 EMMYS | 13 GOLDEN GLOBES | 313 AWARD NOMINATIONS SCRIPTED 14

PREMIUM TV FOUNDATION: POWERFUL ORIGINAL PROGRAMMING 15 1 Company data, through September 30, 2017 ▪ A LEADING PREMIUM NETWORK WITH GROWING DIGITAL PRESENCE ▪ STRONG SLATE AND LIBRARY OF BRAND - DEFINING ORIGINAL PROGRAMMING ▪ GLOBAL CONTENT REACH WITH GROWING INTERNATIONAL PRESENCE ▪ BEST - IN - CLASS LEADERSHIP WITH DECADES OF EXPERIENCE BUILDING PREMIUM TV BRANDS ▪ STRONG FOCUS AND BRAND LOYALTY AMONG WOMEN AND AFRICAN - AMERICAN AUDIENCES ▪ 24.5 MILLION SUBSCRIBERS¹ FOR STARZ (INCLUDING OVER 2 MILLION OTT SUBSCRIBERS¹) ▪ 17 LINEAR NETWORKS; 14 IN HD ▪ AIR 8 - 9 PREMIUM ORIGINAL SERIES PER YEAR ▪ LAUNCHED FIRST OF ITS KIND CONSOLIDATED DIGITAL APPLICATION (TVE + OTT ) ▪ SEQUENTIAL GROWTH OF 400,000 OVERALL STARZ SUBS IN 9/30/17 QUARTER OPERATING HIGHLIGHTS

INVESTMENT IN ORIGINAL PROGRAMMING DRIVING SUBSCRIBER GROWTH 18.2 19.6 21.2 22.2 23.1 23.6 24.3 24.5 2010 2011 2012 2013 2014 2015 2016 2017 YTD 4.5 % CAGR FLAGSHIP STARZ SUBSCRIBERS (M) Source: Company data, through September 30, 2017 16

CHANGES IN PAY TV ECOSYSTEM DRIVE GROWTH OPPORTUNITIES 17 1 STARZ and STARZ ENCORE packs pricing varies by pay TV provider 2 Company data, through September 30, 2017 3 SNL Kagan, Estimated 2017 Multichannel Household subscribers of 95.0M 4 SNL Kagan, October 2017 estimate 5 Starz estimate 88 92 10 61 18 4 24.5 POTENTIAL NEW SUBSCRIBER UNIVERSE (M) PREMIUM CATEGORY UNTAPPED UNIVERSE PAY - TV UNTAPPED UNIVERSE 3 BB ONLY HOMES 4 MOBILE BB ONLY HOMES 5 POTENTIAL TOTAL NEW SUB UNIVERSE IDENTIFIED POTENTIAL SUB UNIVERSE ADDITIONAL MARKET FOR FURTHER EVALUATION ~60% of STARZ viewers have HH Income <$75K $80 - $110 1 BUY - THROUGH PRICE TO STARZ IN TRADITIONAL CABLE BUNDLE $80 - $110 1 BASIC CABLE BUNDLE PREMIUM TIER 2

SUCCESSFUL LAUNCH OF DIGITAL OTT PRODUCT ADVANCED PRODUCT FEATURES DOWNLOAD TO DEVICE SHAREABLE PLAYLISTS DIRECT BILLING PRODUCT: + PRICING: $8.99 / MONTH • HIGHER MARGIN DIGITAL OFFERING WITH HIGH SUBSCRIBER GROWTH POTENTIAL • ONLY PREMIUM VIDEO ENTERTAINMENT APP WITH A 4 STAR RATING • APP AVAILABLE ON MULTIPLE PLATFORMS INCLUDING APPLE, ANDROID, ROKU, WEB, AND SEVERAL OTHERS • STRONG GROWTH ON AMAZON SINCE LAUNCH IN DECEMBER 2015 ; RECENTLY ANNOUNCED DEAL WITH HULU 18

STARZ: BETTER WITH LIONSGATE 19 • STRENGTHENS CORE BUSINESS WHILE PRESERVING NIMBLE POSTURE FOR DI GITAL MEDIA FUTURE CONTENT • GREATER PRODUCTION SCALE • ENHANCED RIGHTS OWNERSHIP MONETIZATION • BROADER REACH • DIGITAL PLATFORM SYNERGIES INTERNATIONAL • BRANDED PRODUCTS/NETS • EXPANDED SVOD/OTT OFFERINGS INNOVATION • ENTREPRENEURIAL CULTURE • AGILE EXECUTION

• BASED ON MEASURES TAKEN TO - DATE, ACHIEVED RUN - RATE OPERATING COST SAVINGS TARGET OF $50M+ o G&A SAVINGS o PROCUREMENT SAVINGS o PACKAGED MEDIA SAVINGS o MARKETING EFFICIENCIES o SAVINGS ON EMPLOYEE BENEFITS RELATED TO SCALE o SHARED SERVICES / PUBLIC COMPANY COST SAVINGS SIGNIFICANT SYNERGIES ACHIEVED WITHIN 12 MONTHS OF CLOSING REVENUE OPERATING COSTS TAX • $150M+ OF INCREMENTAL TAX SAVINGS ANNUALLY (ON AVERAGE THROUGH FY21) o APPLICATION OF LIONSGATE’S EXISTING GLOBAL CASH MANAGEMENT, FINANCING AND DISTRIBUTION OPERATIONS TO STARZ o UTILIZATION OF LIONSGATE’S ACCUMULATED NOL CARRYOVERS TO OFFSET STARZ’ EARNINGS • UPLIFT ON SALES OF EXISTING CONTENT • INCREASED RIGHTS RETENTION FOR FUTURE ORIGINAL SERIES DRIVES GLOBAL ANCILLARY SALES 20

1H’18 PERFORMANCE SUMMARY & RECENT DEVELOPMENTS 21 6ME 1H’FY18 6ME 1H’FY17 YOY ($ MILLIONS) 30 - SEP - 17 30 - SEP - 16 % SEGMENT REVENUE MOTION PICTURES $858 $913 (6.0%) TELEVISION PRODUCTION 325 370 (12.0%) MEDIA NETWORKS 784 726 7.9% ELIMINATIONS (21) (2) N/M TOTAL $1,946 $2,007 (3.0%) SEGMENT PROFIT MOTION PICTURES $96 $24 302.8% TELEVISION PRODUCTION 21 23 (5.8%) MEDIA NETWORKS 226 201 12.5% ELIMINATIONS (2) (1) N/M TOTAL $341 $246 38.6% CORPORATE G&A (51) (44) 17.0% AOIBDA $290 $202 43.3% Source: Company information Note: Financials shown on a Pro Forma combined basis. See non - GAAP / pro forma reconciliation in page 26 MANAGEMENT COMMENTARY (BASED ON PRO FORMA COMBINED BASIS) MOTION PICTURE SEGMENT • MP REVENUE IN PY BENEFITTED FROM CARRY - OVER OF ANCILLARY AND INTERNATIONAL SALES • SP AHEAD OF PY DUE TO LOWER P&A ON FEWER RELEASES ( 6 YTD VS . 9 IN PYTD ) • $ 1 . 3 BILLION BACKLOG OF FUTURE REVENUE ON THE LICENSING OF FILM AND TV PRODUCT NOT YET RECORDED TELEVISION PRODUCTION SEGMENT • SP BENEFITTED FROM LOWER AVERAGE DOE AND STARZ ORIGINALS DISTRIBUTION FEE ( POWER, BLACK SAILS SVOD ) MEDIA NETWORKS SEGMENT • MEDIA NETWORKS REVENUE AND SP HIGHER ON POWER SVOD • STARZ ENDED THE QUARTER WITH 24 . 5 MILLION SUBS, UP 400 , 000 SEQUENTIALLY

ADJUSTED OIBDA¹ ($ MILLIONS, FYE 3/31) REVENUE ($ BILLIONS, FYE 3/31) FINANCIAL STATISTICS 22 $4.33 $4.43 $4.09 $4.03 $4.32 $4.26 FY13A (PF) FY14A (PF) FY15A (PF) FY16A (PF) FY17A (PF) LTM 09/30/17 (PF) Starz Lionsgate Source: Company information 1 See non - GAAP / pro forma reconciliation in page 26 $766 $833 $834 $505 $543 $630 FY13A (PF) FY14A (PF) FY15A (PF) FY16A (PF) FY17A (PF) LTM 09/30/17 (PF) Starz Lionsgate

DISSENTING SHAREHOLDERS' LIABILITY

- IN CONNECTION WITH THE STARZ MERGER, PURPORTED HOLDERS OF ~22.5M STARZ SERIES A COMMON SHARES ARE CURRENTLY SEEKING APPRAISAL

- AS OF SEPTEMBER 30, 2017, THE COMPANY HAS NOT PAID THE MERGER CONSIDERATION FOR THE SHARES THAT HAVE DEMANDED APPRAISAL BUT HAS RECORDED A LIABILITY OF $840.1M

- NEITHER THE COMPANY NOR STARZ HAS DETERMINED AT THIS TIME WHETHER ANY OF SUCH DEMANDS SATISFY THE REQUIREMENTS OF DELAWARE LAW FOR PERFECTING APPRAISAL RIGHTS

- THE AMOUNTS THAT THE COMPANY MAY BE REQUIRED TO PAY TO STOCKHOLDERS IN CONNECTION WITH THE PENDING APPRAISAL PROCEEDINGS IS UNCERTAIN AT THIS TIME, BUT COULD BE GREATER THAN THE MERGER CONSIDERATION TO WHICH SUCH STOCKHOLDERS WOULD HAVE BEEN ENTITLED HAD THEY NOT DEMANDED APPRAISAL

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LIONSGATE

Q&A 24

APPENDIX 25

NON-GAAP RECONCILIATION

RECONCILIATION OF LIONSGATE 'S OPERATING INCOME TO ADJUSTED OIBDA[1]

	12ME					LTM
	31-MAR-13	31-MAR-14	31-MAR-15	31-MAR-16	31-MAR-17	30-SEP-17
OPERATING INCOME	$273	$260	$222	($25)	($16)	$184
ADJUSTED DEPRECIATION AND AMORTIZATION[4]	8	7	7	13	23	34
RESTRUCTURING AND OTHER[5]	3	8	11	20	89	85
ADJUSTED SHARE-BASED COMPENSATION EXPENSE[6]	48	72	63	56	77	96
PURCHASE ACCOUNTING AND RELATED ADJUSTMENTS[7]	-	-	-	8	63	140
ADJUSTED OIBDA	$332	$346	$303	$72	$234	$538

RECONCILIATION OF STARZ'S OPERATING INCOME TO ADJUSTED OIBDA[2]

	12ME					LTM
	31-MAR-13	31-MAR-14	31-MAR-15	31-MAR-16	31-MAR-17	30-SEP-17
OPERATING INCOME	$390	$434	$481	$381	$239	$60
ADJUSTED DEPRECIATION AND AMORTIZATION[4]	20	18	19	19	15	(0)
RESTRUCTURING AND OTHER[5]	-	-	-	-	35	24
ADJUSTED SHARE-BASED COMPENSATION EXPENSE[6]	25	35	31	33	20	9
ADJUSTED OIBDA	$434	$487	$531	$433	$309	$92
PRO FORMA COMBINED ADJUSTED OIBDA[3]	$766	$833	$834	$505	$543	$630

Note: $ in millions

[1] Lionsgate Adjusted OIBDA is based on Lionsgate's historical consolidated results, and for the year ended March 31, 2017, includes Starz from December 8, 2016 through March 31, 2017.

[2] Starz Adjusted OIBDA represents Starz's historical results, and for the year ended March 31, 2017, represents the period from April 1, 2016 through December 7, 2016, as computed by Lionsgate.

[3] Combined financial results through March 31, 2017 do not include adjustments for the full periods presented related to the application of purchase accounting as a result of the acquisition, the elimination of transactions between Lionsgate and Starz prior to the acquisition date (December 8, 2016) or any operating cost synergies as a result of the acquisition. These items will change significantly in the future as a result of the transaction.

[4] Adjusted depreciation and amortization represents depreciation and amortization as presented on our consolidated statements of income less the depreciation and amortization related to amortization of the non-cash fair value adjustments to property and equipment and intangible assets acquired in the acquisition of Starz and Pilgrim Media Group which are included in the purchase accounting and related adjustments line item.

[5] Restructuring and other includes restructuring and severance costs, certain transaction related costs, and certain unusual items, when applicable.

[6] Adjusted share-based compensation represents share-based compensation excluding amounts related to immediately vested stock awards granted as part of the Company's annual bonus program (which are, when granted, included in segment and corporate general and administrative expense) and excludes share-based compensation included in restructuring and other.

[7] Purchase accounting and related adjustments represent the amortization of non-cash fair value adjustments to certain assets acquired in the acquisition of Starz and Pilgrim Media Group.

** Amounts may not add precisely due to rounding*

Source: Company information

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LIONSGATE

DEFINITIONS

ADJUSTED OIBDA

ADJUSTED OIBDA IS DEFINED AS OPERATING INCOME (LOSS) BEFORE ADJUSTED DEPRECIATION AND AMORTIZATION ("OIBDA"), ADJUSTED FOR ADJUSTED SHARE-BASED COMPENSATION ("ADJUSTED SBC"), PURCHASE ACCOUNTING AND RELATED ADJUSTMENTS, AND RESTRUCTURING AND OTHER COSTS.

- ADJUSTED DEPRECIATION AND AMORTIZATION REPRESENTS DEPRECIATION AND AMORTIZATION AS PRESENTED ON OUR CONSOLIDATED STATEMENT OF OPERATIONS, LESS THE DEPRECIATION AND AMORTIZATION RELATED TO THE AMORTIZATION OF PURCHASE ACCOUNTING AND RELATED ADJUSTMENTS ASSOCIATED WITH THE ACQUISITION OF STARZ AND PILGRIM MEDIA GROUP. ACCORDINGLY, THE FULL IMPACT OF THE PURCHASE ACCOUNTING IS INCLUDED IN THE ADJUSTMENT FOR "PURCHASE ACCOUNTING AND RELATED ADJUSTMENTS", DESCRIBED BELOW.
- ADJUSTED SHARE-BASED COMPENSATION REPRESENTS SHARE-BASED COMPENSATION EXCLUDING IMMEDIATELY VESTED STOCK AWARDS GRANTED AS PART OF THE COMPANY'S ANNUAL BONUS PROGRAM ISSUED IN LIEU OF CASH BONUSES (WHICH ARE, WHEN GRANTED, INCLUDED IN SEGMENT OR CORPORATE GENERAL AND ADMINISTRATIVE EXPENSE), AND EXCLUDING THE IMPACT OF THE ACCELERATION OF CERTAIN VESTING SCHEDULES FOR EQUITY AWARDS PURSUANT TO CERTAIN SEVERANCE ARRANGEMENTS, WHICH ARE INCLUDED IN RESTRUCTURING AND OTHER EXPENSES, WHEN APPLICABLE.
- RESTRUCTURING AND OTHER INCLUDES RESTRUCTURING AND SEVERANCE COSTS, CERTAIN TRANSACTION RELATED COSTS, AND CERTAIN UNUSUAL ITEMS, WHEN APPLICABLE.
- PURCHASE ACCOUNTING AND RELATED ADJUSTMENTS REPRESENT THE AMORTIZATION OF NON-CASH FAIR VALUE ADJUSTMENTS TO CERTAIN ASSETS ACQUIRED IN THE ACQUISITION OF STARZ AND PILGRIM MEDIA GROUP.

ADJUSTED OIBDA IS CALCULATED SIMILAR TO HOW THE COMPANY DEFINES SEGMENT PROFIT AND MANAGES AND EVALUATES ITS SEGMENT OPERATIONS. SEGMENT PROFIT ALSO EXCLUDES CORPORATE GENERAL AND ADMINISTRATIVE EXPENSE.

PRO FORMA FINANCIALS

PRO FORMA FINANCIALS WERE DETERMINED BY COMBINING THE HISTORICAL FINANCIAL INFORMATION OF LIONSGATE AND STARZ FOR EACH RESPECTIVE PERIOD, APPLYING THE NEW LIONSGATE SEGMENT STRUCTURE, AND APPLYING THE ACQUISITION RELATED ACCOUNTING. HOWEVER, THE EFFECTS OF PURCHASE ACCOUNTING ARE NOT PART OF THE DEFINITION OF SEGMENT PROFIT, AND HAVE BEEN EXCLUDED ACCORDINGLY. IN ADDITION, THE COMBINED INFORMATION DOES NOT APPLY ANY OPERATING COSTS SYNERGIES. THE AMOUNTS ARE PRESENTED FOR ILLUSTRATIVE PURPOSES AND ARE NOT NECESSARILY INDICATIVE OF THE COMBINED FINANCIAL RESULTS THAT MIGHT HAVE BEEN ACHIEVED FOR THE PERIODS HAD THE ACQUISITION TAKEN PLACE ON APRIL 1, 2016, NOR ARE THEY INDICATIVE OF THE FUTURE COMBINED RESULTS OF LIONSGATE AND STARZ.

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LIONSGATE